SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 31, 2006


                         SENTRY  TECHNOLOGY CORPORATION
                         ------------------------------

               (Exact Name of Registrant as specified in charter)

      Delaware                      1-12727                    96-11-3349733
   --------------                  ----------                 ---------------
(State or other jurisdiction      (Commission                (IRS Employer
   of incorporation)              File Number)               Identification No.)


            1881 Lakeland Avenue, Ronkonkoma, New York         11779
        ------------------------------------------------      --------
          (Address of principal executive offices)           (Zip Code)



                                  631/ 739-2100
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               Registrant's telephone number, including area code



                                       N/A


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         (Former name or former address, if changed since last report.)



                                [GRAPHIC OMITTED]



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INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The employment contract of Peter J. Mundy, Vice President and Chief Financial Officer, terminated on December 31, 2006. In furtherance of the Company's ongoing cost reduction efforts, Mr. Mundy's contract was not renewed. Commencing January 1, 2007, Mr. Mundy will perform certain services for the Company under a six month consulting arrangement pursuant to which he has agreed to provide up to seven hours of services per week.

Many of the functions performed by Mr. Mundy will be assumed by Joan Miller, Vice President-Finance. Ms. Miller, a certified public accountant, has been employed by the Company since 1980 in various accounting and finance capacities. She graduated from Hofstra University with a degree in Business
Administration-Accounting.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sentry Technology Corporation



By:  /s/ Peter L. Murdoch                        Date:  January 5, 2007
    -------------------------------------
     Peter L. Murdoch
     President